Privileged and Confidential Waste Services, Inc. Thomas Weisel Partners Growth Forum June 2005

Safe Harbor for Forward-Looking Statements Certain matters discussed in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements describe the company's future plans, objectives and goals. These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from the plans, objectives and goals set forth in this presentation. Factors which could materially affect such forward-looking statements can be found in the company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in the company's Form 10-K for the year ended December 31, 2004. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made in this presentation are only made as of the date hereof and Waste Services undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Company Overview Multi-regional integrated solid waste services company Strong operations in Eastern and Western Canada Disposal-based growth strategy underway in the U.S. in Florida, Phoenix/Tucson and Houston Disciplined operating strategy Deep, experienced management team Over $200 million common equity invested since 2001, largely by management and insiders $363 million of Pro Forma LTM revenue and $45 million of Pro Forma LTM EBITDA

Business Overview Canada Stable free cash flow generation Leading market positions in Ontario, Alberta and British Columbia Favorable disposal position (with third parties) Free cash flow generator United States Well-positioned to deliver powerful organic growth with assets in place Long-lived disposal assets in Florida, Arizona and Texas provide strong platforms in those markets Population growth Changing market dynamics Tuck-ins

Company Overview Transformation of WSI 2003 - 2004 Purchase landfill assets in target markets Pursue collection / transfer station acquisitions to increase landfill volumes 2006+ Focus on internal growth Selected new market opportunities Improve leverage ratios Refinance Kelso Preferred 2004 - 2005 Drive operating performance Reduce overhead costs Focus on internal growth - landfill volumes Cash management focus Disposal Based Acquisition Strategy Refocus on the Basics Improve Operating Performance

Senior Management Team The Company has one of the most experienced management teams in the solid waste industry David Sutherland-Yoest Chairman & Chief Executive Officer Over 20 years industry experience Former SVP - Atlantic Region, Waste Management Former Vice Chairman, President & COO, USA Waste Mark Pytosh EVP & Chief Financial Officer Over 18 years finance experience in the solid waste industry Former Managing Director at Lehman Brothers Ivan Cairns EVP, General Counsel & Corporate Secretary Former SVP & General Counsel of Laidlaw International Inc. and its predecessor for over 20 years Chuck Wilcox President & Chief Operating Officer Over 20 years industry experience Former SVP at Waste Management Bill Hulligan EVP of Operations Over 30 years industry experience Former President, Waste Management North America Kirk Muter SVP, Florida Region Over 25 years industry experience Previously held positions with Laidlaw and Browning-Ferris Stanley Sutherland EVP, Western Canada Over 35 years industry experience Previously held executive positions with Canadian Waste Services and Browning-Ferris Rob Ross Regional VP, Eastern Canada Over 20 years industry experience Former COO, Waste Services, Inc. (Ottawa)

Disciplined Operating Strategy Landfill-based, vertically-integrated model Maximize internalization of volume Build density in collection operations Enhance asset utilization Decentralized operating management structure / centralized controls Local market business by nature Maintain uniform / integrated information systems, financial policies and controls Manage disposal assets to maximize returns and maintain rational market environment, not simply to drive growth Strong customer service and relationships Key to managing a local business effectively: reliable and efficient information systems

U.S. - Florida 0.59 Canada 0.41 Recycling & Other Landfill Transfer Revenue Diversification Geography Line of Business U.S. Canada Residential Industrial Commercial Pro Forma LTM Revenue: $363 Million Residential 0.25 Industrial 0.24 Recycling & Other 0.05 Landfill 0.08 Transfer 0.09 Commercial 0.29

Canada Operations - Eastern Canada #1 or #2 market share in majority of local markets served 14 collection operations, 7 transfer stations, 5 material recovery facilities and 1 C&D landfill Focused on internal growth through greater route density, increased internalization, price increases and working capital management The Company is a leading competitor throughout Ontario Collection Transfer Station Landfill ? MRF ? ? ? ? ? Montreal ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?

Canada Operations - Western Canada #1 or #2 market share in majority of local markets served 8 collection operations, 3 transfer stations and 2 special waste landfills Focused on internal growth through greater route density, price increases and working capital management The Company is a leading competitor in Alberta and British Columbia ? ? ? ? Collection Transfer Station Landfill ? ? ? ? ? ? ? ? ?

Florida Operations The Company is the #2 player by revenue in central and northern Florida Collection Transfer Station Landfill ? MRF ? Daytona Beach ? ? ? ? ? ? ? ? ? ? Fort Myers ? ? ? ? ? ? Florida offers attractive demographic and economic growth characteristics JED Landfill is a critical strategic asset - focused on building volume Strong positions in major markets - Orlando, Tampa, Jacksonville 10 collection operations, 3 transfer stations, 5 material recovery facilities and 2 landfills Construction of transfer stations a key value driver for volume growth at JED Landfill and improving route efficiencies ? ? ? ? ? ? Daytona Beach ? ? ? Fort Myers ? ? ? ? ? ? ?

Phoenix-Mesa is the 2nd fastest growing major metropolitan area in the U.S. The Cactus Regional Landfill, located midway between Phoenix and Tucson, is a critical strategic asset Fully integrated with collection operation, 2 transfer stations, and landfill Collection operations with revenue of over $20 million, controlling over 1,000 tons per day Arizona Operations Collection Transfer Station Landfill ? ? ?

The Fort Bend Regional Landfill, located southwest of Houston, Texas, is a key strategic asset Transfer station located in southwest Houston opened on January 31, 2005 Focused on ramping up volumes in landfill through transfer station Seeking to build collection base to internalize volume to the landfill Texas Operations Transfer Station Landfill

Financial Summary .. Current Capitalization

Financial Summary LTM Financial Performance

Financial Summary Consolidated Credit Statistics